                                  EXHIBIT 99.4

                                 [DRAFT 1/12/05]

                          BROOKLYN FEDERAL SAVINGS BANK

                  PROPOSED MAILING AND INFORMATIONAL MATERIALS

                                      INDEX

1.     Dear Member Letter*

2.     Dear Member Letter for Non Eligible States

3.     Dear Friend Letter - Eligible Account Holders who are no longer Members*

4.     Dear Potential Investor Letter*

5. Dear Customer Letter - Used as a Cover Letter for States Requiring "Agent" Mailing*

6.-10. Proxy and Stock Q&A*

11.    Proxy Request Letter (IMMEDIATE FOLLOW-UP)

12.    Proxy Request

13.    Stock Order/Certification Form (PAGE 1 OF 2)*

14.    Stock Order/Certification Form (PAGE 2 OF 2)*

15.    Stock Order Form Guidelines*

16.    Mailing Insert/Lobby Poster

17.    Invitation Letter - Informational Meetings

18. Dear Subscriber/Acknowledgment Letter - Initial Response to Stock Order Received

19.    Dear Charter Shareholder - Confirmation Letter

20.    Dear Interested Investor - No Shares Available Letter

21.    Welcome Shareholder Letter - For Initial Certificate Mailing

22.    Dear Interested Subscriber Letter - Subscription Rejection

23.    Letter for Sandler O'Neill Mailing to Clients*

       *      Accompanied by a Prospectus
       Note: Items 1 through 15 are produced by the Financial Printer and Items 16 through 23 are produced by the conversion center.


                         [BROOKLYN FEDERAL SAVINGS BANK]

Dear Member:

The Board of Directors of Brooklyn Federal Savings Bank has voted unanimously in favor of a plan to reorganize into the mutual holding company form of organization. As part of this reorganization, Brooklyn Federal Savings Bank will convert into a stock savings bank and will become a wholly-owned subsidiary of Brooklyn Federal Bancorp, Inc., which in turn will be a majority-owned subsidiary of BFS Bancorp, MHC. We are reorganizing so that Brooklyn Federal will be structured in the form of ownership that will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed ___COLOR___ postage-paid envelope marked "PROXY RETURN." If you have an IRA or other Qualified Plan account for which Brooklyn Federal Savings Bank acts as trustee and we do not receive a proxy from you, Brooklyn Federal Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf.

If the plan of reorganization is approved, let me assure you that:

     o Deposit accounts will continue to be federally insured to the same extent permitted by law.
     o    Existing deposit accounts and loans will not undergo any change.
     o Voting for approval will not obligate you to buy any shares of common stock.

As a qualifying account holder, you may also take advantage of your nontransferable rights to subscribe for shares of Brooklyn Federal Bancorp, Inc. common stock on a priority basis, before the stock is offered to the general public. The enclosed proxy statement and prospectus describe the stock offering and the operations of Brooklyn Federal Savings Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to Brooklyn Federal Savings Bank in the enclosed ___COLOR___ postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service office of the Bank. Your order must be physically received by the Bank no later than __:00 _.m., New York time on ____day, _________ __, 2005. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

If you wish to use funds in your IRA or Qualified Plan at Brooklyn Federal Savings Bank to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than the Bank. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer

THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                        [BROOKLYN FEDERAL SAVINGS BANK]

Dear Member:

The Board of Directors of Brooklyn Federal Savings Bank has voted unanimously in favor of a plan to reorganize into the mutual holding company form of organization. As part of this reorganization, Brooklyn Federal Savings Bank will convert into a stock savings bank and will become a wholly-owned subsidiary of Brooklyn Federal Bancorp, Inc., which in turn will be a majority-owned subsidiary of BFS Bancorp, MHC. We are reorganizing so that Brooklyn Federal will be structured in the form of ownership that will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." If you have an IRA or other Qualified Plan for which Brooklyn Federal Savings Bank acts as trustee and we do not receive a proxy from you, Brooklyn Federal Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf.

If the plan of reorganization is approved, let me assure you that:

     o Deposit accounts will continue to be federally insured to the same extent permitted by law.
     o    Existing deposit accounts and loans will not undergo any change.

We regret that we are unable to offer you common stock in the subscription offering, because the laws of your state or jurisdiction require us to register either (1) the to-be-issued common stock of Brooklyn Federal Bancorp, Inc., or
(2) an agent of Brooklyn Federal Savings Bank to solicit the sale of such stock, and the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

If you have any questions after reading the enclosed material, please call our conversion center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                        [BROOKLYN FEDERAL SAVINGS BANK]

Dear Friend of Brooklyn Federal Savings Bank:

The Board of Directors of Brooklyn Federal Savings Bank has voted unanimously in favor of a plan to reorganize into the mutual holding company form of organization. As part of this reorganization, Brooklyn Federal Savings Bank will convert into a stock savings bank and will become a wholly-owned subsidiary of Brooklyn Federal Bancorp, Inc., which in turn will be a majority-owned subsidiary of BFS Bancorp, MHC. We are reorganizing so that Brooklyn Federal will be structured in the form of ownership that will best support the Bank's future growth.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Brooklyn Federal Bancorp, Inc. common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of Brooklyn Federal Savings Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to Brooklyn Federal Savings Bank in the enclosed postage-paid envelope marked "STOCK ORDER RETURN," or return it to the main office of the Bank. Your order must be physically received by the Bank no later than __:00 _.m., New York time on ____day, _________ __, 2005. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

If you have any questions after reading the enclosed material, please call our conversion center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                        [BROOKLYN FEDERAL BANCORP, INC.]

Dear Potential Investor:

We are pleased to provide you with the enclosed material regarding the reorganization of Brooklyn Federal Savings Bank into the mutual holding company form of organization. As part of this reorganization, Brooklyn Federal Savings Bank will convert into a stock savings bank and will become a wholly-owned subsidiary of Brooklyn Federal Bancorp, Inc., which in turn will be a majority-owned subsidiary of BFS Bancorp, MHC.

This information packet includes the following:

     PROSPECTUS: This document provides detailed information about Brooklyn Federal Savings Bank's operations and the proposed stock offering by Brooklyn Federal Bancorp, Inc. Please read it carefully prior to making an investment decision.

     STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for common stock and return it, together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to Brooklyn Federal Savings Bank in the enclosed postage-paid envelope. Your order must be physically received by the Bank no later than __:00 _.m., New York time on ____day, _________ __, 2005.

We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the reorganization or the prospectus, please call our conversion center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                  [SANDLER O'NEILL & PARTNERS, L.P. LETTERHEAD]

Dear Customer of Brooklyn Federal Savings Bank:

At the request of Brooklyn Federal Savings Bank, we have enclosed material regarding the offering of common stock of Brooklyn Federal Bancorp, Inc. in connection with the reorganization of Brooklyn Federal Savings Bank into the mutual holding company form of organization. As part of this reorganization, Brooklyn Federal Savings Bank will convert into a stock savings bank and will become a wholly-owned subsidiary of Brooklyn Federal Bancorp, Inc., which in turn will be a majority-owned subsidiary of BFS Bancorp, MHC. These materials include a prospectus and a stock order and certification form, which offer you the opportunity to subscribe for shares of common stock of Brooklyn Federal Bancorp, Inc.

We recommend that you read this material carefully. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to Brooklyn Federal Savings Bank in the accompanying ___COLOR___ postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by the Bank no later than __:00 _.m., New York time on ____day, _________ __, 2005. If you have any questions after reading the enclosed material, please call the conversion center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., and ask for a Sandler O'Neill representative.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.


                                             Sandler O'Neill & Partners, L.P.




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

Enclosure

                                    QUESTIONS
                                    & ANSWERS
                                    ABOUT THE
                                 REORGANIZATION





                      [Brooklyn Federal Bancorp, Inc. Logo]





                          Proposed holding company for
                          Brooklyn Federal Savings Bank

QUESTIONS AND ANSWERS

ABOUT THE REORGANIZATION

The Board of Directors of Brooklyn Federal Savings Bank has unanimously adopted a plan reorganization whereby the Bank will reorganize into the federal mutual holding company form of organization. As part of this reorganization, the Bank will convert to a federal stock savings bank and will become a wholly-owned subsidiary of Brooklyn Federal Bancorp, Inc., a federal stock corporation, which in turn will be a majority-owned subsidiary of BFS Bancorp, MHC, a federal mutual holding company. Pursuant to the terms of the plan, Brooklyn Federal Bancorp, Inc. will be offering its common stock for sale. We are reorganizing so that Brooklyn Federal will be structured in the form of ownership that will best support the Bank's future growth.

It is necessary for the Bank to receive a majority of the outstanding votes in favor of the plan of reorganization, so YOUR VOTE IS VERY IMPORTANT. Please return your proxy in the enclosed ___COLOR___ postage-paid envelope marked "PROXY RETURN." YOUR BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE PLAN OF REORGANIZATION & RETURN YOUR PROXY TODAY.

EFFECT ON DEPOSITS AND LOANS

Q.   WILL THE REORGANIZATION AFFECT ANY OF MY DEPOSIT ACCOUNTS OR LOANS?
A. No. The reorganization will have no effect on the balance or terms of any deposit account or loan. Your deposits will continue to be federally insured to the fullest extent permissible.

ABOUT VOTING

Q.   WHO IS ELIGIBLE TO VOTE ON THE REORGANIZATION?
A. Depositors and borrowers of the Bank as of the close of business on _______ __, 2005 (the "Voting Record Date") who continue to be Members of the Bank as of the date of the Special Meeting.

Q.   HOW DO I VOTE?
A. You may vote by mailing your signed proxy card(s) in the ___COLOR___ postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and decide to change your vote, you may do so by revoking any previously executed proxy.

Q.   AM I REQUIRED TO VOTE?
A. No. Members are not required to vote. However, because the reorganization will produce a fundamental change in the Bank's corporate structure, the Board of Directors encourages all Members to vote.

Q.   WHY DID I RECEIVE SEVERAL PROXIES?
A. If you have more than one account you may have received more than one proxy depending upon the ownership structure of your accounts. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

Q. DOES MY VOTE FOR REORGANIZATION MEAN THAT I MUST BUY COMMON STOCK OF BROOKLYN FEDERAL BANCORP, INC.?
A. No. Voting for the plan of reorganization does not obligate you to buy shares of common stock of Brooklyn Federal Bancorp, Inc.

Q.   ARE TWO SIGNATURES REQUIRED ON THE PROXY OF A JOINT ACCOUNT?
A.   Only one signature is required.

Q.   WHO MUST SIGN PROXIES FOR TRUST OR CUSTODIAN ACCOUNTS?
A. The trustee or custodian must sign proxies for such accounts, not the beneficiary.

Q. I AM THE EXECUTOR (ADMINISTRATOR) FOR A DECEASED DEPOSITOR. CAN I SIGN THE PROXY CARD?
A. Yes. Please indicate on the card the capacity in which you are signing the card.

ABOUT THE STOCK

INVESTMENT IN COMMON STOCK INVOLVES CERTAIN RISKS. FOR A DISCUSSION OF THESE RISKS AND OTHER FACTORS, INVESTORS ARE URGED TO READ THE ACCOMPANYING PROSPECTUS.

Q.   WHAT ARE THE PRIORITIES OF PURCHASING THE COMMON STOCK?
A. The common stock of Brooklyn Federal Bancorp, Inc. will be offered in the subscription offering in the following order of priority:

          o Eligible Account Holders (depositors with accounts totaling $50 or more as of September 30, 2003).

          o Employee Plans (tax-qualified employee stock benefit plans) of Brooklyn Federal Savings Bank.

          o Supplemental Eligible Account Holders (depositors with accounts totaling $50 or more as of December 31, 2004).

          o Other Members (depositors and borrowers as of the close of business on _________ __, 2005, "the Voting Record Date").

     Upon completion of the subscription offering, common stock that is not sold in the Subscription Offering will be offered to certain members of the general public in a community offering and then to the general public in a syndicated community offering.

Q. WILL ANY ACCOUNT I HOLD WITH BROOKLYN FEDERAL SAVINGS BANK BE CONVERTED INTO STOCK?
A. No. All accounts remain as they were prior to the reorganization. As an eligible account holder, supplemental eligible account holder or other member, you receive priority over the general public in exercising your right to subscribe for shares of common stock.

Q.   WILL I RECEIVE A DISCOUNT ON THE PRICE OF THE STOCK?
A. No. The price of the stock is the same for customers, directors, officers, employees of Brooklyn Federal Savings Bank and the general public.

Q.   HOW MANY SHARES OF STOCK ARE BEING OFFERED, AND AT WHAT PRICE?
A. Brooklyn Federal Bancorp, Inc. is offering for sale 3,450,000 shares of Common Stock at a subscription price of $10.00 per share. Under certain circumstances, Brooklyn Federal Bancorp, Inc. may sell up to 3,967,500 shares.

Q.   HOW MUCH STOCK CAN I PURCHASE?
A. The minimum purchase is $250 (25 shares). As more fully discussed in the plan of reorganization outlined in the prospectus, the maximum purchase by any person in the subscription or community offering is $100,000 (10,000 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than $150,000 (15,000 shares) of common stock offered in the offering.

Q.   HOW DO I ORDER STOCK?
A. You may subscribe for shares of common stock by completing and returning the stock order and certification form, together with your payment, either in person to any full service office of Brooklyn Federal Savings Bank or by mail in the ___COLOR___ postage-paid envelope marked "STOCK ORDER RETURN." Stock order forms may not be delivered to a walk-up or drive-through window located at any of the Bank's offices.

Q.   HOW CAN I PAY FOR MY SHARES OF STOCK?
A. You can pay for the common stock by check, money order or withdrawal from your deposit account at the Bank. If you choose to pay by cash, you must deliver the stock order form and payment in person to the main office of the Bank and it will be converted to a bank check or a money order. PLEASE DO NOT SEND CASH IN THE MAIL.

Q.   WHEN IS THE DEADLINE TO SUBSCRIBE FOR STOCK?
A. An executed order form and certification form with the required full payment must be physically received by the Bank no later than __:00 _.m., New York time on ____day, _________ __, 2005.

Q.   CAN I SUBSCRIBE FOR SHARES USING FUNDS IN MY IRA OR QUALIFIED PLAN AT THE
     BANK?
A. Federal regulations do not permit the purchase of common stock with your existing IRA or Qualified Plan at the Bank. To use such funds to subscribe for common stock, you need to establish a "self-directed" trust account with an outside trustee. Please call our conversion center if you require additional information. TRANSFER OF SUCH FUNDS TAKES TIME, SO PLEASE MAKE ARRANGEMENTS AS SOON AS POSSIBLE.

Q. CAN I SUBSCRIBE FOR SHARES AND ADD SOMEONE ELSE WHO IS NOT ON MY ACCOUNT TO MY STOCK REGISTRATION?
A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights.

Q.   WILL PAYMENTS FOR COMMON STOCK EARN INTEREST UNTIL THE REORGANIZATION
     CLOSES?
A. Yes. Any payments made by check or money order will earn interest at the Bank's passbook savings rate from the date of receipt to the completion or termination of the reorganization. Withdrawals from a deposit account or a certificate of deposit at the Bank to buy common stock may be made without penalty. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the contractual rate on the account until the completion or termination of the reorganization.

Q.   WILL DIVIDENDS BE PAID ON THE STOCK?
A. We do not initially intend to pay dividends on the shares of common stock but we may consider paying a cash dividend after the reorganization although there is no obligation to do so.

Q.   WILL MY STOCK BE COVERED BY DEPOSIT INSURANCE?
A. No. The common stock cannot be insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC or any other government agency nor is it insured or guaranteed by the Brooklyn Federal Savings Bank or Brooklyn Federal Bancorp, Inc.

Q.   WHERE WILL THE STOCK BE TRADED?
A. Upon completion of the reorganization, Brooklyn Federal Bancorp, Inc. expects the stock to be traded and quoted on the Nasdaq National Market System under the symbol "BFSB"

Q.   CAN I CHANGE MY MIND AFTER I PLACE AN ORDER TO SUBSCRIBE FOR STOCK?
A.   No. After receipt, your order may not be modified or withdrawn.

ADDITIONAL INFORMATION

Q.   WHAT IF I HAVE ADDITIONAL QUESTIONS OR REQUIRE MORE INFORMATION?
A. Brooklyn Federal Savings Bank's proxy statement and prospectus describe the reorganization in detail. Please read the proxy statement and prospectus carefully before voting or subscribing for stock. If you have any questions after reading the enclosed material, you may call our conversion center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Additional material may only be obtained from the conversion center.

     TO ENSURE THAT EACH PURCHASER IN THE SUBSCRIPTION AND COMMUNITY OFFERING RECEIVES A PROSPECTUS AT LEAST 48 HOURS BEFORE THE APPLICABLE EXPIRATION DATE, IN ACCORDANCE WITH RULE 15C2-8 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NO PROSPECTUS WILL BE MAILED ANY LATER THAN FIVE DAYS PRIOR TO SUCH DATE OR HAND DELIVERED ANY LATER THAN TWO DAYS PRIOR TO SUCH DATE.

THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY NOR IS THE COMMON STOCK INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC OR BROOKLYN FEDERAL BANCORP, INC.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                         [BROOKLYN FEDERAL SAVINGS BANK]


Dear Member:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.

The Board of Directors of Brooklyn Federal Savings Bank has voted unanimously in favor of a plan to reorganize into the mutual holding company form of organization. As part of this reorganization, Brooklyn Federal Savings Bank will convert into a stock savings bank and will become a wholly-owned subsidiary of Brooklyn Federal Bancorp, Inc., which in turn will be a majority-owned subsidiary of BFS Bancorp, MHC. We are reorganizing so that Brooklyn Federal will be structured in the form of ownership that will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." If you have an IRA or other Qualified Plan account for which Brooklyn Federal Savings Bank acts as trustee and we do not receive a proxy from you, Brooklyn Federal Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf. PLEASE VOTE BY RETURNING ALL PROXY CARDS RECEIVED.

If the plan of reorganization is approved, let me assure you that:

     o Deposit accounts will continue to be federally insured to the same extent permitted by law.
     o    Existing deposit accounts and loans will not undergo any change.
     o Voting for approval will not obligate you to buy any shares of common stock.

If you have any questions after reading the enclosed material, please call our conversion center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                          Sincerely,


                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

--------------------------------------------------------------------------------



                                  PROXY REQUEST


                                      LOGO



                      ------------------------------------
                                WE NEED YOUR VOTE
                      ------------------------------------


Dear Customer of Brooklyn Federal Savings Bank:

YOUR VOTE ON OUR PLAN OF REORGANIZATION HAS NOT YET BEEN RECEIVED. Your vote is VERY IMPORTANT to us. Please vote and mail the enclosed proxy today. If you have more than one account you may receive more than one proxy card. Please complete and mail all proxies you receive.

      REMEMBER: Voting does not obligate you to buy stock. Your Board of Directors has approved the plan of reorganization and urges you to vote in favor of it. Your deposit accounts or loans with Brooklyn Federal Savings Bank will not be affected in any way. Deposit accounts will continue to be federally insured to the legal maximum.

A postage-paid envelope is enclosed with the proxy form. If you have any questions, please call our conversion center at (___) ___-____.


                                              Sincerely,
                                              Brooklyn Federal Savings Bank


            PLEASE VOTE TODAY BY RETURNING ALL PROXY FORMS RECEIVED.
     If you have more than one account you may receive more than one proxy.
                Please complete and mail all proxies you receive.

--------------------------------------------------------------------------------
12
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

----------------------------------------------------------------- ------------------------------------ -----------------------------
                                                                  Logo
                                                                  Subscription & Community
                                                                  Offering Stock Order Form
----------------------------------------------------------------- ------------------------------------ -----------------------------
                                                                      BROOKLYN FEDERAL SAVINGS BANK          EXPIRATION DATE
                                                                            Conversion Center             for Stock Order Forms:
                                                                          _____________________          ___day, _______ __, 2005
                                                                           Brooklyn, NY______            __:00 _.m., New York Time
                                                                             (___) ___-____
----------------------------------------------------------------- ------------------------------------------------------------------
                                                                  IMPORTANT: A properly completed original stock order form must be used to subscribe for common stock. Copies of this
                                                                             form are not required to be accepted. Please read the
                                                                             Stock Ownership Guide and Stock Order Form Instructions
                                                                             as you complete this form.
------------------------------------------------------------------------------------------------------------------------------------
(1) NUMBER OF SHARES                      (2) TOTAL PAYMENT DUE         The minimum number of shares that may be
    ----------------  SUBSCRIPTION SHARE  ---------------------         subscribed for is 25 shares and the maximum
                          x $10.00 =      $                             number of shares that may be subscribed for is
    ----------------                      ---------------------         10,000 shares. See Instructions.
------------------------------------------------------------------------------------------------------------------------------------
(3) EMPLOYEE/OFFICER/DIRECTOR INFORMATION
Check here if you are an employee, officer or director of Brooklyn Federal Savings Bank or a member of such person's immediate family living in the same household.
-------------------------------------------------------------------- ----------------- ---------------------------------------------
(4) METHOD OF PAYMENT/CHECK
Enclosed is a check, bank draft or money order payable to Brooklyn      Total Check
Federal Savings Bank in the amount indicated in this box.                  Amount       $                                 .
-------------------------------------------------------------------- ----------------- ---------------------------------------------
(5) METHOD OF PAYMENT/WITHDRAWAL
The undersigned authorizes withdrawal from the following account(s) at Brooklyn Federal Savings Bank. There is no early withdrawal penalty for this form of payment. Individual Retirement Accounts or Qualified Plans maintained at Brooklyn Federal Savings Bank cannot be used unless special transfer arrangements are made.
------------------------------------------------------------------------------------------------------------------------------------
              Bank Use                        Account Number(s) To Withdraw                Withdrawal Amount
--------------------------------------- ---------------------------------------  --- -------------------------------- -------- -----
                                                                                  $                                .
--------------------------------------- ---------------------------------------  --- -------------------------------- -------- -----
                                                                                  $                                .
--------------------------------------- ---------------------------------------  --- -------------------------------- -------- -----
                                                                                  $                                .
--------------------------------------- ---------------------------------------  --- -------------------------------- -------- -----
(6) PURCHASER ACCOUNT INFORMATION:
[ ] a. Eligible Account Holder with a deposit account(s) totaling $50.00 or more on September 30, 2003.  LIST ACCOUNT(S) BELOW.
[ ] b. Supplemental Eligible Account Holder with a deposit account(s) totaling $50.00 on December 31, 2004 but not an Eligible
       Account Holder. LIST ACCOUNT(S) BELOW.
[ ] c. Other Member with a deposit account(s)  or loan on _______ __, 2005 but not an Eligible Account Holder or Supplemental
       Eligible Account Holder.  LIST ACCOUNT(S) BELOW.
------------------------------------------------------------------------------------------------------------------------------------
          PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
                          IF ADDITIONAL SPACE IS NEEDED, PLEASE UTILIZE THE BACK OF THIS STOCK ORDER FORM.
------------------------------------------------------------------------------------------------------------------------------------
            Account Number(s)                                  Account Title (Names on Accounts)                         BANK USE
-------------------------------------- ------------------------------------------------------------------------------ --------------

-------------------------------------- ------------------------------------------------------------------------------ --------------

-------------------------------------- ------------------------------------------------------------------------------ --------------

-------------------------------------- ------------------------------------------------------------------------------ --------------
(7) FORM OF STOCK OWNERSHIP &  SS# OR TAX ID#:                             ------------ --------------------------------------------

[ ] Individual    [ ] Joint Tenants   [ ] Tenants in Common                 SS#/Tax ID
[ ] Uniform Transfer to Minors Act    [ ] Company/Corporation/
    (Indicate SS# of Minor only)          Partnership                      ------------ --------------------------------------------
[ ] Fiduciary (i.e. trust, estate)    [ ] IRA or other qualified plan
                                                                            SS#/Tax ID

                                                                           ------------ --------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(8) STOCK REGISTRATION & ADDRESS:
Name and address to appear on stock certificate. Adding the names of other persons who are not owners of your qualifying account(s)
will result in the loss of your subscription rights.
------------------------------------------------------------------------------------------------------------------------------------

  Name:
-------------- ---------------------------------------------------------------------------------------------------------------------
  Name
  Continued:
-------------- ---------------------------------------------------------------------------------------------------------------------
  MAIL TO-
  Street:
---------------------------------------------------  -----------  -----------------  -----------------------------------------------

  City:                                                 State                         Zip Code
---------------------------------------------------  -----------  -----------------  -----------  ----------------------------------
(9) TELEPHONE                                                                                  County of
Daytime/Evening    (     )        --                  (     )           --                     Residence:
---------------------------------------------------------------- -----------------------------------------------------------------
(10) NASD AFFILIATION - Check here if you are a member of the     (11) ASSOCIATES/ACTING IN CONCERT - Check here and complete
National Association of Securities Dealers,  Inc. ("NASD"), a     the reverse side of this form, if you or any associates or persons
person affiliated or associated with a NASD member, (continued    acting in concert with you have submitted other orders for shares.
on reverse side)
---------------------------------------------------------------- -----------------------------------------------------------------
(12) ACKNOWLEDGEMENT - To be effective, this stock order form must be properly completed and physically received by Brooklyn Federal
Savings Bank no later than __:00 _.m., New York time, on _____day, ______ __, 2005, unless extended; otherwise this stock order form and all subscription rights will be void. The undersigned agrees that after receipt by Brooklyn Federal Savings Bank, this stock order form may not be modified, withdrawn or canceled without the Bank's consent and if authorization to withdraw from deposit accounts at Brooklyn Federal Savings Bank has been given as payment for shares; the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the Social Security or Tax
ID Number and the information provided on this stock order form is true, correct and complete, that I am not subject to back-up withholding, and that I am purchasing shares solely for my own account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to subscribe for shares. It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and conditions of the plan of reorganization of the Bank described in the accompanying prospectus. The undersigned hereby acknowledges receipt of the prospectus at least 48 hours prior to delivery of this stock order form to the Bank. The undersigned further acknowledges reviewing the "Risk Factors" section contained in the prospectus.
FEDERAL REGULATIONS PROHIBIT ANY PERSON FROM TRANSFERRING, OR ENTERING INTO ANY AGREEMENT, DIRECTLY OR INDIRECTLY, TO
TRANSFER THE LEGAL OR BENEFICIAL OWNERSHIP OF SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT OF
ANOTHER. BROOKLYN FEDERAL SAVINGS BANK AND BROOKLYN FEDERAL BANCORP, INC. WILL PURSUE ANY AND ALL LEGAL AND EQUITABLE --------------
REMEDIES IN THE EVENT THEY BECOME AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS AND WILL NOT HONOR ORDERS KNOWN BY        Bank Use
THEM TO INVOLVE SUCH TRANSFER.                                                                                        --------------

                                                                                                                      --------------
                                      THE CERTIFICATION FORM ON THE REVERSE SIDE MUST BE SIGNED
----------------------------------------------------------- --------------------------------------------------------- --------------
 Signature                                          Date     Signature                                       Date

----------------------------------------------------------- --------------------------------------------------------- --------------
ITEM (6) PURCHASER ACCOUNT INFORMATION CONTINUED:
------------------------------------------------------------------------------------------------------------------------------------

13
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
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

----------------------- ------------------------------------ -------- ------------------ ---------------------------------- -------
   Account Number(s)      Account Title (Names on Accounts)    BANK    Account Number(s)  Account Title (Names on Accounts)   BANK
                                                               USE                                                            USE
----------------------- ------------------------------------ -------- ------------------ ---------------------------------- -------

----------------------- ------------------------------------ -------- ------------------ ---------------------------------- -------

----------------------- ------------------------------------ -------- ------------------ ---------------------------------- -------


------------------------------------------------------------------------------------------------------------------------------------
 ITEM (10) NASD CONTINUED:
------------------------------------------------------------------------------------------------------------------------------------
a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which a NASD member or person associated with a NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD Affiliation box to report this subscription in writing to the applicable NASD member within one day of payment therefor.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
ITEM (11) ASSOCIATES/ACTING IN CONCERT CONTINUED:
If you checked the box in item #11 on the reverse side of this form, list below all other orders submitted by you or associates (as defined) or by persons acting in concert with you.
------------------------------------------------------------------------------------------------------------------------------------
   Name(s) listed on other stock order forms      Number of          Name(s) listed on other stock order forms         Number of
                                               shares ordered                                                        shares ordered
---------------------------------------------- --------------- ---------------------------------------------------- ----------------

---------------------------------------------- --------------- ---------------------------------------------------- ----------------

---------------------------------------------- --------------- ---------------------------------------------------- ----------------

ASSOCIATE - The term "Associate," when used to indicate a relationship with any Person, means:

      (i)   any corporation or organization, other than BFS Bancorp, MHC, Brooklyn Federal Bancorp, Inc. or Brooklyn Federal Savings
            Bank or a majority-owned subsidiary of Brooklyn Federal Bancorp, Inc. or Brooklyn Federal Savings Bank, of which a person is a senior officer or partner, or beneficially owns, directly or indirectly, 10% or more of any class of equity securities of the corporation or organization;
      (ii)  any trust or other estate if the person has a substantial beneficial interest in the trust or estate or is a trustee or fiduciary of the estate. For purposes of Office of Thrift Supervision Regulations Sections 563b.370, 563b.380, 563b.385,
            563b.390 and 563b.505 a person who has a substantial beneficial interest in a tax-qualified or non-tax-qualified employee plan, or who is a trustee or fiduciary of the plan is not an associate of the plan. For purposes of Section
            563b.370 of the Office of Thrift Supervision Regulations, a tax-qualified employee plan is not an associate of a person;
      (iii) any person who is related by blood or marriage to such person and (i) who lives in the same house as the person; or (ii)
            who is a director or senior officer of BFS Bancorp, MHC, Brooklyn Federal Bancorp, Inc. or Brooklyn Federal Savings Bank
            or a subsidiary thereof; and
      (iv)  any person acting in concert with the persons or entities specified above.

ACTING IN CONCERT - The term Acting in Concert means:

      (i)   knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement;
      (ii)  a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise; or
      (iii) a person or company which acts in concert with another person or company ("other party") shall also be deemed to be acting in concert with any person or company who is also acting in concert with that other party, except that any tax-qualified employee plan will not be deemed to be acting in concert with its trustee or a person who serves in a similar capacity solely for the purpose of determining whether stock held by the trustee and stock held by the plan will be aggregated.
      Persons or companies who file jointly a Form 13-D or Form 13-G with any regulatory agency will be deemed to be acting in concert.
------------------------------------------------------------------------------------------------------------------------------------
                                YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK
------------------------------------------------------------------------------------------------------------------------------------
                                                         CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., BROOKLYN FEDERAL
SAVINGS BANK, THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR'S PRINCIPAL IS SUBJECT TO LOSS.
If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call the
Office of Thrift Supervision, Regional Director of the Northeast Regional Office at (___) ___-_____.
I further certify that, before purchasing the common stock, par value $0.____ per share, of Brooklyn Federal Bancorp, Inc. (the
"Company"), the proposed holding company for Brooklyn Federal Savings Bank, I received a prospectus of the Company dated ________
__, 2005 relating to such offer of common stock.
The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the "Risk Factors" section beginning on page ___, the risks involved in the investment in this common stock, including but not limited to the following:

   Risks Related to Our Business
      1.    Multi-Family, Commercial Real Estate and Construction Loan Originations Have Increased, Increasing the Risk that Some of
            Our Loans Will Not Be Paid.
      2.    Strong Competition Within Our Market Area May Limit Our Growth and Profitability.
      3.    If Economic Conditions Deteriorate, Our Results of Operations and Financial Condition Could Be Adversely Affected as
            Borrowers' Ability to Repay Loans Declines and the Value of the Collateral Securing Our Loans Decreases.
      4.    We Are Dependent on the Viability of the New York City Economy.
      5.    If Our Allowance for Loan Losses Is Not Sufficient to Cover Actual Loan Losses, Our Earnings Could Decrease.
      6.    We Operate in a Highly Regulated Environment and May Be Adversely Affected by Changes in Laws and Regulations.

   Risks Related to this Offering

      7.    The Future Price of the Common Stock May Be Less Than the Purchase Price in the Offering.
      8.    There Will be a Limited Trading Market in Our Common Stock, Which Will Hinder Your Ability to Sell Our Common Stock and
            May Lower the Market Price of the Stock.
      9.    Our Stock Benefit Plans Will Increase Our Costs, Which Will Reduce Our Income.
      10.   The Implementation of Stock-Based Incentive Plans May Dilute Your Ownership Interest.
      11.   We Have Broad Discretion in Allocating the Proceeds of the Offering. Our Failure to Effectively Utilize Such Proceeds
            Could Hurt Our Profits.
      12.   Persons Who Purchase Stock in the Offering Will Own a Minority of Brooklyn Federal Bancorp, Inc.'s Common Stock and Will
            Not Be Able To Exercise Voting Control Over Most Matters Put To a Vote of Stockholders.
      13.   Our Stock Value May be Negatively Affected by Federal Regulations Restricting Takeovers and our Mutual Holding Company
            Structure.
      14.   The Corporate Governance Provisions in our Charter and Bylaws May Prevent or Impede the Holders of a Minority of our
            Common Stock from Obtaining Representation on our Board of Directors.

           (BY EXECUTING THIS CERTIFICATION FORM THE INVESTOR IS NOT WAIVING ANY RIGHTS UNDER THE FEDERAL SECURITIES LAWS,
                            INCLUDING THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934)

------------------------------------------------- -------------- -------------------------------------------------- ----------------
Signature                                              Date      Signature                                                Date
------------------------------------------------- -------------- -------------------------------------------------- ----------------
Print Name                                                       Print Name
------------------------------------------------- -------------- -------------------------------------------------- ----------------
                                    THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK


[Logo] Holding Company
------------------------------------------------------------------------------------------------------------------------------------
                                                        STOCK OWNERSHIP GUIDE
------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL
Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.," "Mr.," "Dr.," "special account," "single person," etc.
------------------------------------------------------------------------------------------------------------------------------------
JOINT TENANTS
Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.
------------------------------------------------------------------------------------------------------------------------------------
TENANTS IN COMMON
Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.
------------------------------------------------------------------------------------------------------------------------------------
UNIFORM TRANSFERS TO MINORS ACT ("UTMA")
Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST," while the Uniform
Transfers to Minors Act is "UTMA." Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the New York Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA NY (use minor's social security number).
------------------------------------------------------------------------------------------------------------------------------------
FIDUCIARIES
Information provided with respect to stock to be held in a fiduciary capacity must contain the following:
      |X|   The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation's title before the individual.
      |X|   The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.
      |X|   A description of the document governing the fiduciary relationship, such as a trust agreement or court order.
            Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.
      |X|   The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.
      |X|   The name of the maker, donor or testator and the name of the beneficiary.
An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-93 for Susan Doe.
------------------------------------------------------------------------------------------------------------------------------------
                                                    STOCK ORDER FORM INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
ITEMS 1 AND 2 - NUMBER OF SHARES AND TOTAL PAYMENT DUE
Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10.00 per share. The minimum purchase in the Subscription Offering is $250 (25 shares). As more fully described in the plan of reorganization outlined in the prospectus, the maximum purchase in the Subscription
Offering is $100,000 (10,000 shares), and the maximum purchase in the Community Offering (if held) by any person, is $100,000
(10,000 shares). However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than $150,000 (15,000 shares) of common stock.
------------------------------------------------------------------------------------------------------------------------------------
ITEM 3 - EMPLOYEE/OFFICER/DIRECTOR INFORMATION
Check this box to indicate whether you are an employee, officer or director of Brooklyn Federal Savings Bank or a member of such person's immediate family living in the same household.
------------------------------------------------------------------------------------------------------------------------------------
ITEM 4 - METHOD OF PAYMENT BY CHECK
If you pay for your stock by check, bank draft or money order, indicate the total amount in this box. Payment for shares may be made in cash, only if delivered by you in person to a full service office of Brooklyn Federal Savings Bank. Your funds will earn interest at Brooklyn Federal Savings Bank's passbook savings rate of interest until the conversion is completed. (DO NOT MAIL CASH TO
PURCHASE STOCK!)
------------------------------------------------------------------------------------------------------------------------------------
ITEM 5 - METHOD OF PAYMENT BY WITHDRAWAL
If you pay for your stock by a withdrawal from a deposit account at Brooklyn Federal Savings Bank, indicate the account number(s)
and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. THIS FORM OF
PAYMENT MAY NOT BE USED IF YOUR ACCOUNT IS AN INDIVIDUAL RETIREMENT ACCOUNT OR QUALIFIED PLAN.
------------------------------------------------------------------------------------------------------------------------------------
ITEM 6 - PURCHASER ACCOUNT INFORMATION
      a.    Check this box if you are an Eligible Account Holder with a deposit account(s) totaling $50.00 or more on September 30,
            2003.
      b.    Check this box if you are a Supplemental Eligible Account Holder with a deposit account(s) totaling $50.00 or more on
            December 31, 2004.
      c.    Check this box if you are an Other Member with a deposit account(s) or loan on ________ __, 2005 but are not an Eligible
            Account Holder or Supplemental Eligible Account Holder.
Please list all account numbers and all names on accounts you had on these dates in order to insure proper identification of your purchase rights.
             NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
------------------------------------------------------------------------------------------------------------------------------------
ITEMS 7 AND 8 - FORM OF STOCK OWNERSHIP, SS# OR TAX ID#, STOCK REGISTRATION AND MAILING ADDRESS
Check the box that applies to your requested form of stock ownership and indicate your social security or tax ID number(s) in item
7. Complete the requested stock certificate registration and mailing address in item 8. The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your common stock. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under "Stock Ownership Guide."

                         ADDING THE NAMES OF OTHER PERSONS WHO ARE NOT OWNERS OF YOUR QUALIFYING ACCOUNT(S)
                                        WILL RESULT IN THE LOSS OF YOUR SUBSCRIPTION RIGHTS.
------------------------------------------------------------------------------------------------------------------------------------
ITEM 9 - TELEPHONE NUMBER(S) Indicate your daytime and evening telephone number(s). We may need to call you if we have any questions regarding your order or we cannot execute your order as given.
------------------------------------------------------------------------------------------------------------------------------------
ITEM 10 - NASD AFFILIATION Check this box if you are a member of the NASD or if this item otherwise applies to you.
------------------------------------------------------------------------------------------------------------------------------------
ITEM 11 - ASSOCIATES/ACTING IN CONCERT Check this box if you or any associate (as defined on the reverse side of the stock order form) or person acting in concert with you (as defined on the reverse side of the stock order form) has submitted another order for shares and complete the reverse side of the stock order form.
------------------------------------------------------------------------------------------------------------------------------------
ITEM 12 - ACKNOWLEDGEMENT Sign and date the stock order form where indicated. Before you sign, review the stock order form, including the acknowledgement. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.
------------------------------------------------------------------------------------------------------------------------------------
You may mail your completed stock order form in the envelope that has been provided, or you may deliver your stock order form to any full service office of Brooklyn Federal Savings Bank. Your stock order form, properly completed, and payment in full (or withdrawal authorization) at the subscription price must be physically received by Brooklyn Federal Savings Bank no later than __:00 _.m., New
York time on ____day, _________ __, 2005 or it will become void. If you have any remaining questions, or if you would like assistance in completing your stock order form, you may call our conversion center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. The conversion center will be closed for bank holidays.
------------------------------------------------------------------------------------------------------------------------------------

                                      LOGO





                                PLEASE SUPPORT US

                           VOTE YOUR PROXY CARD TODAY










IF YOU HAVE MORE THAN ONE ACCOUNT, YOU MAY HAVE RECEIVED MORE THAN ONE PROXY DEPENDING UPON THE OWNERSHIP STRUCTURE OF YOUR ACCOUNTS. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

                        [BROOKLYN FEDERAL BANCORP, INC.]


                                                           _______________, 2005


Dear __________:

We are pleased to announce that the Board of Directors of Brooklyn Federal Savings Bank has voted in favor of a plan to reorganize into the mutual holding company form of organization. As part of this reorganization, Brooklyn Federal Savings Bank will convert into a stock savings bank and will become a wholly-owned subsidiary of Brooklyn Federal Bancorp, Inc., which in turn will be a majority-owned subsidiary of BFS Bancorp, MHC. Brooklyn Federal Bancorp, Inc. will be the parent corporation of Brooklyn Federal Savings Bank. We are reorganizing so that Brooklyn Federal Savings Bank will have the flexibility and ownership structure used by a growing number of savings institutions.

To learn more about the reorganization and stock offering you are cordially invited to join members of our senior management team at a community meeting to be held on___ at __:00 _.m.

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our reorganization, please call our conversion center at (___) ___-____, Monday through Friday between the hours of 10:00 a.m. to 4:00 p.m.

                                          Sincerely,


                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer





THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

(Printed by Conversion Center)

                        [BROOKLYN FEDERAL BANCORP, INC.]


                                                           _______________, 2005


Dear Subscriber:

We hereby acknowledge receipt of your order for shares of common stock in Brooklyn Federal Bancorp, Inc.

At this time, we cannot confirm the number of shares of Brooklyn Federal Bancorp, Inc. common stock that will be issued to you. Such allocation will be made in accordance with the plan of reorganization following completion of the stock offering.

If you have any questions, please call our conversion center at (___) ___-____.

                                                 Sincerely,


                                                 BROOKLYN FEDERAL BANCORP, INC.
                                                 Conversion Center








THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                        [BROOKLYN FEDERAL BANCORP, INC.]


                                                           _______________, 2005

Dear Charter Shareholder:

Our subscription offering has been completed and we are pleased to confirm your subscription for _______ shares at a price of $10.00 per share. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

The closing of the transaction occurred on __________ __, 2005. Trading will commence on the Nasdaq National Market System under the symbol "BFSB" on __________ __, 2005.

Thank you for your interest in Brooklyn Federal Bancorp, Inc. Your stock certificate will be mailed to you shortly.

                                                 Sincerely,


                                                 BROOKLYN FEDERAL BANCORP, INC.
                                                 Conversion Center










THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                        [BROOKLYN FEDERAL BANCORP, INC.]


                                                           _______________, 2005


Dear Interested Investor:

We recently completed our subscription and community offerings. Unfortunately, due to the response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders, Other Members or community friends. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

We appreciate your interest in Brooklyn Federal Bancorp, Inc. and hope you become an owner of our stock in the future. The stock trades on the Nasdaq National Market System under the symbol "BFSB".

                                               Sincerely,


                                               BROOKLYN FEDERAL BANCORP, INC.
                                               Conversion Center








THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                        [BROOKLYN FEDERAL BANCORP, INC.]


                                                               ________ __, 2005


Welcome Shareholder:

We are pleased to enclose the stock certificate that represents your share of ownership in Brooklyn Federal Bancorp, Inc., the holding company of Brooklyn Federal Savings Bank and a majority-owned subsidiary of BFS Bancorp, MHC. The shares of common stock will be quoted on the Nasdaq National Market System under the symbol "BFSB".

Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:

                         Registrar and Transfer Company
                          Investor Relations Department
                                10 Commerce Drive
                         Cranford, New Jersey 07016-3572
                                1 (800) 368-5948
                              email: info@rtco.com

Also, please remember that your certificate is a negotiable security which should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors of Brooklyn Federal Bancorp, Inc., BFS Bancorp, MHC, Brooklyn Federal Savings Bank and our employees, I would like to thank you for supporting our offering.

                                          Sincerely,


                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer









THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                        [BROOKLYN FEDERAL BANCORP, INC.]


                                                           _______________, 2005


Dear Interested Subscriber:

We regret to inform you that Brooklyn Federal Savings Bank and Brooklyn Federal Bancorp, Inc., the holding company for Brooklyn Federal Savings Bank, have decided not to accept your order for shares of Brooklyn Federal Bancorp, Inc. common stock in our direct community offering. This action is in accordance with our plan of reorganization which gives Brooklyn Federal Savings Bank and Brooklyn Federal Bancorp, Inc. the absolute right to reject the subscription of any community member, in whole or in part, in the community offering.

Enclosed is a check representing your subscription.

                                               Sincerely,


                                               BROOKLYN FEDERAL BANCORP, INC.
                                               Conversion Center








(Printed by Conversion Center)

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

                 [SANDLER O'NEILL & PARTNERS, L. P. LETTERHEAD]



                                                           _______________, 2005


To Our Friends:

We are enclosing the offering material for Brooklyn Federal Bancorp, Inc., a majority-owned subsidiary of BFS Bancorp, MHC and the proposed holding company for Brooklyn Federal Savings Bank, which is now in the process of reorganizing into the mutual holding company form of organization.

Sandler O'Neill & Partners, L.P. is managing the subscription offering, which will conclude at __:00 _.m., New York time on ____day, _________ __, 2005. Sandler O'Neill is also providing conversion agent and proxy solicitation services for Brooklyn Federal Savings Bank. In the event that all the stock is not sold in the subscription offering and direct community offering, Sandler O'Neill will form and manage a syndicate of broker/dealers to sell the remaining stock.

If you have any questions about this transaction, please do not hesitate to call.

                                            Sandler O'Neill & Partners, L.P.











THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY BROOKLYN FEDERAL SAVINGS BANK, BFS BANCORP, MHC, BROOKLYN FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

(Printed by Sandler O'Neill)

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